Exhibit 10.26.2

JPMorgan Chase Bank, National Association
London Branch
25 Bank Street
Canary Wharf
London E14 5JP
England
October 31, 2017

To:	Teleflex Incorporated 550 East Swedesford Road
Suite 400
Wayne PA 19087Attention:     Thomas Powell
Telephone No.:     (610) 225-6800
Facsimile No.:    (610) 225-8789
Re:     Amendment to Issuer Warrant Transaction

This letter agreement (this “Amendment”) amends the terms and conditions of the transaction (the “Transaction”) evidenced by the letter agreement re: Issuer Warrant Transaction between JPMorgan Chase Bank, National Association, London Branch (“Dealer”) and Teleflex Incorporated (“Company”) dated as of August 3, 2010 (as amended or modified prior to the date hereof, the “Confirmation”).
1.    Definitions. Capitalized terms used herein without definition shall have the meanings assigned to them in the Confirmation.

2.    Representations and Warranties. Each party represents to the other party that:

(a)     it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization or incorporation;

(b)     it has the power to execute and deliver, and perform its obligations under, this Amendment, and has taken all necessary action to authorize such execution, delivery and performance;

(c)    such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

(d)    all governmental and other consents that are required to have been obtained by it with respect to this Amendment have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

(e)    its obligations under this Amendment constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

JPMorgan Chase Bank, National Association
Organised under the laws of the United States as a National Banking Association.
Main Office 1111 Polaris Parkway, Columbus, Ohio 43240
Registered as a branch in England & Wales branch No. BR000746
Registered Branch Office 25 Bank Street, Canary Wharf, London E14 5JP
Authorised by the Office of the Comptroller of the Currency in the jurisdiction of the USA.
Authorised by the Prudential Regulation Authority. Subject to regulation by the Financial Conduct
Authority and to limited regulation by the Prudential Regulation Authority. Details about the extent of our regulation by the Prudential Regulation Authority are available from us on request.

3.    Amendment. Notwithstanding anything to the contrary in the Confirmation or the Equity Definitions:

(a)    any deliveries of Shares and payments of Fractional Share Amounts in respect of Expiration Dates and related Settlement Dates expected to occur as of the date hereof shall instead be aggregated and occur as set forth below:

Expiration	Settlement
Date	Date
11/1/2017	11/6/2017
11/2/2017	11/6/2017
11/3/2017	11/6/2017
11/6/2017	11/13/2017
11/7/2017	11/13/2017
11/8/2017	11/13/2017
11/9/2017	11/13/2017
11/10/2017	11/13/2017
11/13/2017	11/14/2017
11/14/2017	11/15/2017
11/15/2017	11/16/2017
11/16/2017	11/17/2017
11/17/2017	11/20/2017
11/20/2017	11/27/2017
11/21/2017	11/27/2017
11/22/2017	11/27/2017
11/24/2017	11/27/2017
11/27/2017	12/4/2017
11/28/2017	12/4/2017
11/29/2017	12/4/2017
11/30/2017	12/4/2017
12/1/2017	12/4/2017
12/4/2017	12/11/2017
12/5/2017	12/11/2017
12/6/2017	12/11/2017
12/7/2017	12/11/2017
12/8/2017	12/11/2017
12/11/2017	12/18/2017
12/12/2017	12/18/2017
12/13/2017	12/18/2017
12/14/2017	12/18/2017
12/15/2017	12/18/2017
12/18/2017	12/26/2017
12/19/2017	12/26/2017
12/20/2017	12/26/2017

12/21/2017	12/26/2017
12/22/2017	12/26/2017
12/26/2017	1/2/2018
12/27/2017	1/2/2018
12/28/2017	1/2/2018
12/29/2017	1/2/2018
1/2/2018	1/8/2018
1/3/2018	1/8/2018
1/4/2018	1/8/2018
1/5/2018	1/8/2018
1/8/2018	1/16/2018
1/9/2018	1/16/2018
1/10/2018	1/16/2018
1/11/2018	1/16/2018
1/12/2018	1/16/2018
1/16/2018	1/22/2018
1/17/2018	1/22/2018
1/18/2018	1/22/2018
1/19/2018	1/22/2018
1/22/2018	1/29/2018
1/23/2018	1/29/2018
1/24/2018	1/29/2018
1/25/2018	1/29/2018
1/26/2018	1/29/2018
1/29/2018	2/5/2018
1/30/2018	2/5/2018
1/31/2018	2/5/2018
2/1/2018	2/5/2018
2/2/2018	2/5/2018
2/5/2018	2/12/2018
2/6/2018	2/12/2018
2/7/2018	2/12/2018
2/8/2018	2/12/2018
2/9/2018	2/12/2018
2/12/2018	2/20/2018
2/13/2018	2/20/2018
2/14/2018	2/20/2018
2/15/2018	2/20/2018
2/16/2018	2/20/2018
2/20/2018	2/26/2018
2/21/2018	2/26/2018
2/22/2018	2/26/2018
2/23/2018	2/26/2018
2/26/2018	2/27/2018
2/27/2018	2/28/2018
2/28/2018	3/1/2018

3/1/2018	3/2/2018
3/2/2018	3/5/2018
3/26/2018	4/2/2018
3/27/2018	4/2/2018
3/28/2018	4/2/2018
3/29/2018	4/2/2018
4/2/2018	4/9/2018
4/3/2018	4/9/2018
4/4/2018	4/9/2018
4/5/2018	4/9/2018
4/6/2018	4/9/2018
4/9/2018	4/16/2018
4/10/2018	4/16/2018
4/11/2018	4/16/2018
4/12/2018	4/16/2018
4/13/2018	4/16/2018
4/16/2018	4/23/2018
4/17/2018	4/23/2018
4/18/2018	4/23/2018
4/19/2018	4/23/2018
4/20/2018	4/23/2018
4/23/2018	4/30/2018
4/24/2018	4/30/2018
4/25/2018	4/30/2018
4/26/2018	4/30/2018
5/18/2018	5/21/2018
5/21/2018	5/29/2018
5/22/2018	5/29/2018
5/23/2018	5/29/2018
5/24/2018	5/29/2018
5/25/2018	5/29/2018
5/29/2018	6/4/2018
5/30/2018	6/4/2018
5/31/2018	6/4/2018
6/1/2018	6/4/2018
6/4/2018	6/11/2018
6/5/2018	6/11/2018
6/6/2018	6/11/2018
6/7/2018	6/11/2018
6/8/2018	6/11/2018
6/11/2018	6/18/2018
6/12/2018	6/18/2018
6/13/2018	6/18/2018
6/14/2018	6/18/2018
6/15/2018	6/18/2018
6/18/2018	6/25/2018

6/19/2018	6/25/2018
6/20/2018	6/25/2018
6/21/2018	6/25/2018
6/22/2018	6/25/2018
6/25/2018	7/2/2018
6/26/2018	7/2/2018
6/27/2018	7/2/2018
6/28/2018	7/2/2018
6/29/2018	7/2/2018
7/2/2018	7/9/2018
7/3/2018	7/9/2018
7/5/2018	7/9/2018
7/6/2018	7/9/2018
7/9/2018	7/16/2018
7/10/2018	7/16/2018
7/11/2018	7/16/2018
7/12/2018	7/16/2018
7/13/2018	7/16/2018
7/16/2018	7/23/2018
7/17/2018	7/23/2018
7/18/2018	7/23/2018
7/19/2018	7/23/2018
7/20/2018	7/23/2018
7/23/2018	7/30/2018
7/24/2018	7/30/2018
7/25/2018	7/30/2018
7/26/2018	7/30/2018
7/27/2018	7/30/2018
7/30/2018	8/6/2018
7/31/2018	8/6/2018
8/1/2018	8/6/2018
8/2/2018	8/6/2018
8/3/2018	8/6/2018
8/6/2018	8/13/2018
8/7/2018	8/13/2018
8/8/2018	8/13/2018
8/9/2018	8/13/2018
8/10/2018	8/13/2018
8/13/2018	8/14/2018
8/14/2018	8/15/2018
8/15/2018	8/16/2018
8/16/2018	8/17/2018
8/17/2018	8/20/2018
8/20/2018	8/27/2018
8/21/2018	8/27/2018
8/22/2018	8/27/2018

8/23/2018	8/27/2018
8/24/2018	8/27/2018
8/27/2018	9/4/2018
8/28/2018	9/4/2018
8/29/2018	9/4/2018
8/30/2018	9/4/2018
8/31/2018	9/4/2018

4.    No Other Changes. Except as expressly set forth herein, all of the terms and conditions of the Confirmation shall remain in full force and effect, including, but not limited to, Dealer’s right to add Expiration Dates pursuant to the “Extension of Settlement” or “Expiration Date” provisions, in which case settlement in respect of such additional dates shall occur in accordance with the terms of the Confirmation.

5.    No Reliance. Each of Company and Dealer hereby confirms that it has relied on the advice of its own counsel and other advisors (to the extent it deems appropriate) with respect to any legal, tax, accounting, or regulatory consequences of this Amendment, that it has not relied on the other party or such other party’s affiliates in any respect in connection therewith, and that it will not hold the other party or such other party’s affiliates accountable for any such consequences.

6.    Role of Agent. Each party agrees and acknowledges that (i) J.P. Morgan Securities LLC, an affiliate of Dealer (“JPMS”), has acted solely as agent and not as principal with respect to this Amendment and (ii) JPMS has no obligation or liability, by way of guaranty, endorsement or otherwise, in any manner in respect of this Amendment. Each party agrees it will look solely to the other party (or any guarantor in respect thereof) for performance of such other party’s obligations under this Amendment.

7.    Counterparts.     This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if all of the signatures thereto and hereto were upon the same instrument.

8.    Governing Law. The provisions of this Amendment shall be governed by the laws of the State of New York law (without reference to choice of law doctrine).

* * * * *

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this Confirmation and returning it to J.P. Morgan Securities LLC, 383 Madison Ave, New York, NY 10179, and by email to EDG_Notices@jpmorgan.com and EDG_NY_Corporate_Sales_Support@jpmorgan.com.

Very truly yours,

J.P. Morgan Securities LLC, as agent for JPMorgan Chase Bank, National Association
By:	/s/ Kevin Cheng
Authorized Signatory
Name: Kevin Cheng

Accepted and confirmed
as of the date set forth above:

Teleflex Incorporated
By:	/s/ Jake Elguicze
Authorized Signatory
Name: Jake Elguicze Treasurer and Vice President of Investor Relations

JPMorgan Chase Bank, National Association
Organised under the laws of the United States as a National Banking Association.
Main Office 1111 Polaris Parkway, Columbus, Ohio 43240
Registered as a branch in England & Wales branch No. BR000746
Registered Branch Office 25 Bank Street, Canary Wharf, London E14 5JP
Authorised by the Office of the Comptroller of the Currency in the jurisdiction of the USA.
Authorised by the Prudential Regulation Authority. Subject to regulation by the Financial Conduct
Authority and to limited regulation by the Prudential Regulation Authority. Details about the extent of our regulation by the Prudential Regulation Authority are available from us on request.

[Signature Page to Amendment to Warrant Confirmation]